Acquisitions and business divestments	12 Months Ended
Dec. 31, 2014
Acquisitions and business divestments
Acquisitions

Note 3—Acquisitions and business divestments

Acquisitions

        Acquisitions were as follows:

($ in millions, except number of acquired businesses)	2014	2013	2012
Acquisitions (net of cash acquired)(1)	58	897	3,643
Aggregate excess of purchase price over fair value of net assets acquired(2)	9	525	2,895
Number of acquired businesses	6	7	9
(1)

Excluding changes in cost- and equity-accounted companies but including $2 million in 2013 and $5 million in 2012, representing the fair value of replacement vested stock options issued to Power-One and Thomas & Betts employees, respectively, at the corresponding acquisition dates.

(2)

Recorded as goodwill (see Note 11). Includes adjustments of $42 million in 2014 and $63 million in 2013 arising during the measurement period of acquisitions, primarily reflecting a reduction in certain deferred tax liabilities related to Power-One and Thomas & Betts, respectively.

        In the table above, the amount for "Acquisitions" and "Aggregate excess of purchase price over fair value of net assets acquired" in 2013 relates primarily to the acquisition of Power-One Inc. (Power-One), while for 2012, the amount relates primarily to the acquisition of Thomas & Betts Corporation (Thomas & Betts).

        Acquisitions of controlling interests have been accounted for under the acquisition method and have been included in the Company's Consolidated Financial Statements since the date of acquisition.

        While the Company uses its best estimates and assumptions as part of the purchase price allocation process to value assets acquired and liabilities assumed at the acquisition date, the purchase price allocation for acquisitions is preliminary for up to 12 months after the acquisition date and is subject to refinement as more detailed analyses are completed and additional information about the fair values of the assets and liabilities becomes available.

        On July 25, 2013, the Company acquired all outstanding shares of Power-One for $6.35 per share in cash. The resulting cash outflows for the Company amounted to $737 million, representing $705 million for the purchase of the shares (net of cash acquired) and $32 million related to the cash settlement of Power-One stock options held at the acquisition date. Power-One is a provider of renewable energy solutions and a designer and manufacturer of photovoltaic inverters. During 2014, the Company disposed of the Power Solutions business of Power-One, which provided energy-efficient power conversion and power management solutions.

        The final aggregate allocation of the purchase consideration for business acquisitions in 2013, was as follows:

($ in millions)	Allocated amounts(1)	Weighted-average useful life
Intangible assets	208	7 years
Fixed assets	124
Deferred tax liabilities	(74)
Other assets and liabilities, net	93
Goodwill(2)	546

Total consideration (net of cash acquired)	897

(1)	Excludes measurement period adjustments related to prior year acquisitions.
(2)	Goodwill recognized is not deductible for income tax purposes.

        On May 16, 2012, the Company acquired all outstanding shares of Thomas & Betts for $72 per share in cash. The resulting cash outflows for the Company amounted to $3,700 million, representing $3,282 million for the purchase of the shares (net of cash acquired of $521 million), $94 million related to cash settlement of Thomas & Betts stock options held at acquisition date and $324 million for the repayment of debt assumed upon acquisition. Thomas & Betts designs, manufactures and markets components used to manage the connection, distribution, transmission and reliability of electrical power in industrial, construction and utility applications. The acquisition of Thomas & Betts supports the Company's strategy of expanding its Low Voltage Products operating segment into new geographies, sectors and products, and consequently the goodwill acquired represents the future benefits associated with the expansion of market access and product scope.

        The final allocation of the purchase consideration for the Thomas & Betts acquisition in 2012 was as follows:

($ in millions)	Allocated amounts	Weighted- average useful life
Customer relationships	1,169	18 years
Technology	179	5 years
Trade names	155	10 years
Order backlog	12	7.5 months

Intangible assets	1,515	15 years
Fixed assets	458
Debt acquired	(619)
Deferred tax liabilities	(971)
Inventories	300
Other assets and liabilities, net(1)	49
Goodwill(2)	2,649

Total consideration (net of cash acquired)(3)	3,381

(1)	Gross receivables from the acquisition totaled $387 million; the fair value of which was $344 million after rebates and allowance for estimated uncollectable receivables.
(2)	Goodwill recognized is not deductible for income tax purposes.
(3)

Cash acquired in the acquisition totaled $521 million. Additional consideration for the acquisition included $94 million related to the cash settlement of stock options held by Thomas & Betts employees at the acquisition date and $5 million representing the fair value of replacement vested stock options issued to Thomas & Betts employees at the acquisition date. The fair value of these stock options was estimated using a Black-Scholes model.

        The Company's Consolidated Income Statement for 2012 includes total revenues of $1,541 million and a net loss (including acquisition-related charges) of $10 million in respect of Thomas & Betts since the date of acquisition.

        The unaudited pro forma financial information in the table below summarizes the combined pro forma results of the Company and Thomas & Betts for 2012, as if Thomas & Betts had been acquired on January 1, 2011.

($ in millions)	2012
Total revenues	40,251
Income from continuing operations, net of tax	2,924

        The unaudited pro forma results above include certain adjustments related to the Thomas & Betts acquisition. The table below summarizes the adjustments necessary to present the pro forma financial information of the Company and Thomas & Betts combined, as if Thomas & Betts had been acquired on January 1, 2011.

Adjustments
($ in millions)	2012
Impact on cost of sales from additional amortization of intangible assets (excluding order backlog capitalized upon acquisition)	(26)
Impact on cost of sales from amortization of order backlog capitalized upon acquisition	11
Impact on cost of sales from fair valuing acquired inventory	31
Impact on cost of sales from additional depreciation of fixed assets	(12)
Interest expense on Thomas & Betts debt	5
Impact on selling, general and administrative expenses from Thomas & Betts stock-option plans adjustments	16
Impact on selling, general and administrative expenses from acquisition-related costs	56
Impact on interest and other finance expense from bridging facility costs	13
Other	(5)
Income taxes	(7)

Total pro forma adjustments	82

        The pro forma results are for information purposes only and do not include any anticipated cost synergies or other effects of the planned integration of Thomas & Betts. Accordingly, such pro forma amounts are not necessarily indicative of the results that would have occurred had the acquisition been completed on the date indicated, nor are they indicative of the future operating results of the combined company.

        The aggregate allocation of the purchase consideration for other business acquisitions in 2012, excluding Thomas & Betts, was as follows:

($ in millions)	Allocated amounts
Intangible assets	68
Fixed assets	25
Deferred tax liabilities	(24)
Other assets and liabilities, net	21
Goodwill	172

Total consideration (net of cash acquired)	262

Business divestments

        In 2014, the Company received proceeds of $1,090 million (net of transaction costs and cash disposed) relating to divestments of consolidated businesses and recorded net gains of $543 million in "Other income (expense), net". In 2013 and 2012, there were no significant amounts recognized from divestments of consolidated businesses.